UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 22, 2002

                                SKINVISIBLE, INC.
                                -----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHAPTER)

                   NEVADA                  000-25911         88-0344219
                   ------                  ---------         ----------
         (STATE OR OTHER JURISDICTION     (COMMISSION     (IRS EMPLOYER
         OF INCORPORATION)                 FILE NUMBER)    IDENTIFICATION NO.)


                6320 S. SANDHILL RD, STE 10, LAS VEGAS, NV 89120
                ------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 702-433-7154

           __________________________________________________________
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT
NONE

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS
NONE

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP
NONE

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
NONE

ITEM  5.  OTHER  EVENTS
ON NOVEMBER 18, 2002, THE COMPANY COMPLETED THE CONVERSION OF OUTSTANDING DEBT AND RETROACTIVE PAYROLL PAYABLE TO ITS PRESIDENT AND CEO, TERRY HOWLETT. AN AGGREGATE TOTAL OF $200,000 WAS CONVERTED BY MR. HOWLETT AND THE COMPANY AT $0.05 PER SHARE FOR A TOTAL OF 4,000,000 SHARES OF COMMON STOCK OF THE COMPANY. IN ADDITION, MR. HOWLETT WAS ISSUED A WARRANT AGREEMENT WITH THE RIGHT TO PURCHASE UP TO AN ADDITIONAL 2,000,000 SHARES OF COMMON STOCK AT $0.15 PER SHARE IF EXERCISED IN YEAR ONE, AND $0.20 PER SHARE IF EXERCISED BEFORE THREE (3) YEARS HAVE EXPIRED.

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
NONE

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS
THE MOST RECENT FINANCIAL INFORMATION FOR THE COMPANY CAN BE FOUND IN ITS FORM 10-QSB FILED ON NOVEMBER 14, 2002. SUCH INFORMATION IS INCORPORATED BY REFERENCE HEREIN.

ITEM  8.  CHANGE  IN  FISCAL  YEAR
NONE

ITEM  9.  REGULATION  FD  DISCLOSURE
NONE

                                   SIGNATURES
PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


DATE:  NOVEMBER  25,  2002              BY:/S/  TERRY  HARVEY  HOWLETT,PRESIDENT
       -------------------              ----------------------------------------
                                        TERRY  HARVEY  HOWLETT
                                        PRESIDENT  &  CEO,  SKINVISIBLE,  INC.